77Q1(a)

Amendment No. 2 to Management Agreement with American Century Investment Management, Inc., effective as of July 24, 2014 (filed electronically as Exhibit 99 (d)(5) to Form 485B Post-Effective Amendment No. 43 to the Registration Statement of the Registrant on July 23, 2014, File No. 33-43321, and incorporated herein by reference).